STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income
Dividend income	$ 3,059,918	$ 2,609,220
Interest from notes receivable from participants	20,843	16,324
Net increase in fair value of investments	19,716,479	18,327,742
Total investment income	22,797,240	20,953,286
Contributions
Employer	1,325,716	1,477,476
Participants	4,482,069	3,931,471
Rollover	1,072,348	108,956
Total contributions	6,880,133	5,517,903
Total additions	29,677,373	26,471,189
Deductions
Payment of benefits	12,649,491	15,264,374
Other deductions	162,618	150,182
Total deductions	12,812,109	15,414,556
Net increase	16,865,264	11,056,633
Net assets available for benefits - Beginning of year	138,228,176	127,171,543
Net assets available for benefits - End of year	$ 155,093,440	$ 138,228,176